EXHIBIT 10.3

AMENDMENT NUMBER SIX

to the

Master Loan and Security Agreement

dated as of April 1, 2000

by and among

NEW CENTURY MORTGAGE CORPORATION

NC CAPITAL CORPORATION

and

CITIGROUP GLOBAL MARKETS REALTY CORP.

(as successor to SALOMON BROTHERS REALTY CORP.)

This AMENDMENT NUMBER SIX (this “Amendment”) is made this 29th day of December, 2003, among NEW CENTURY MORTGAGE CORPORATION, having an address at 18400 Von Karman, Irvine, California 92612 (the “Servicer”), NC CAPITAL CORPORATION, having an address at 18400 Von Karman, Irvine, California 92612 (the “Borrower”) and CITIGROUP GLOBAL MARKETS REALTY CORP. (as successor to SALOMON BROTHERS REALTY CORP.), having an address at 390 Greenwich Street, New York, New York 10013 (the “Lender”) to the MASTER LOAN AND SECURITY AGREEMENT, dated as of April 1, 2000, among the Lender, the Servicer and the Borrower (as previously amended and supplemented, the “Loan Agreement”).

RECITALS

WHEREAS, the Borrower has requested that the Lender agree to amend the Loan Agreement to extend the term thereof as more expressly set forth below and the Lender has agreed to such request.

WHEREAS, as of the date of this Amendment, each of the Borrower and the Servicer represents to the Lender that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Loan Agreement and is not in default under the Loan Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of December 29, 2003, Section 1 of the Loan Agreement is hereby amended by deleting the definition of “Maturity Date” and replacing it with the following:

“Maturity Date” shall mean December 31, 2004 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.”

SECTION 2. Fees and Expenses. The Borrower agrees to pay to the Lender all fees and out of pocket expenses incurred by the Lender in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of the Lender’s legal counsel incurred in connection with this Amendment), in accordance with Section 11.03(b) of the Loan Agreement.

SECTION 3. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Loan Agreement.

SECTION 4. Representations. In order to induce the Lender to execute and deliver this Amendment, each of the Borrower and the Servicer hereby represents to the Lender that as of the date hereof, after giving effect to this Amendment, each of the Borrower and the Servicer is in full compliance with all of the terms and conditions of the Loan Agreement and no Default or Event of Default has occurred under the Loan Agreement.

SECTION 5. Limited Effect. This Amendment shall become effective upon the satisfaction by the Borrower of the conditions precedent set forth in Section 5 of the Loan Agreement. Except as expressly amended and modified by this Amendment, the Loan Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Lender, the Borrower and the Servicer have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

CITIGROUP GLOBAL MARKETS REALTY CORP.

By:	/s/ EVAN J. MITNICK

Name:	Evan J. Mitnick
Title:	Director

NC CAPITAL CORPORATION

By:	/s/ KEVIN CLOYD

Name:	Kevin Cloyd
Title:	President

NEW CENTURY MORTGAGE CORPORATION

By:	/s/ KEVIN CLOYD

Name:	Kevin Cloyd
Title:	Senior Vice President